Financial Risk Management	12 Months Ended
Dec. 31, 2018
Financial Risk Management
Financial Risk Management

24. Financial Risk Management

        The Group's activities expose it to a variety of financial risks, including market risk, liquidity risk and credit risk. The Group's overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group's financial performance. The Group makes use of derivative financial instruments such as interest rate swaps to moderate certain risk exposures.

Market risk

        Interest rate risk:    The Group is subject to market risks relating to changes in interest rates because it has floating rate debt outstanding. Significant increases in interest rates could adversely affect the Group's results of operations and its ability to service its debt. The Group uses interest rate swaps to reduce its exposure to market risk from changes in interest rates. The principal objective of these contracts is to minimize risks associated with its floating rate debt and not for speculative or trading purposes. As of December 31, 2018, the Group has economically hedged 47.92% of its variable rate interest exposure relating to its existing loan facilities and the bonds by swapping the variable rate to a fixed rate (December 31, 2017: 53.92%).

        The aggregate principal amount of our outstanding floating rate debt as of December 31, 2018 was $1,369,428. As an indication of the extent of our sensitivity to interest rate changes, an increase in LIBOR of 10 basis points would increase the interest expense on the un-hedged portion of the Group's loans by approximately $1,395 (December 31, 2017: $1,264 and December 31, 2016: $1,433).

        Interest rate sensitivity analysis:    The fair value of the interest rate swaps as of December 31, 2018 was estimated as a net asset of $5,992 (December 31, 2017: net asset of $10,325). The effective movement in the fair value of the interest rate swaps designated as cash flow hedging instruments (Note 26) amounting to $0 (December 31, 2017: $0 and December 31, 2016: $4,922 loss) was recognized directly in equity.

        The interest rate swap agreements described below are subject to market risk as they are recorded at fair value in the statement of financial position at year end. The fair value of interest rate swap liabilities increases when interest rates decrease and decreases when interest rates increase. As of December 31, 2018, if interest rates had increased or decreased by 10 basis points with all other variables held constant, the positive/(negative) impact, respectively, on the fair value of the interest rate swaps would have amounted to $7,351 (December 31, 2017: $4,416 and December 31, 2016: $4,027) affecting loss/(gain) on swaps in the respective periods.

        Other price risk:    The decrease in the fair value of Egypt LNG Shipping Ltd., in response to unfavorable market conditions resulting in a decrease in charter rates and vessel values, could negatively impact the value of the Group's investment in associate. Therefore, management might conclude that impairment is necessary in the future.

        Currency risk:    Currency risk is the risk that the value of financial instruments and/or the cost of commercial transactions will fluctuate due to changes in foreign exchange rates. Currency risk arises when future commercial transactions and recognized assets and liabilities are denominated in a currency that is not the Group's subsidiaries' functional currency. The Group is exposed to foreign exchange risk arising from various currency exposures primarily with respect to general and crew costs denominated in Euros ("EUR"). Specifically, for the year ended December 31, 2018, approximately $116,252 of the operating and administrative expenses were denominated in EUR (December 31, 2017: $87,400 and December 31, 2016: $85,777). As of December 31, 2018, approximately $21,177 of the Group's outstanding trade payables and accruals were denominated in EUR (December 31, 2017: $14,743).

        The Group has entered into CCSs (Note 26) to hedge its currency exposure from the NOK 2021 Bonds and forward foreign exchange contracts to hedge its currency exposure from payments in EUR and GBP. In addition, management monitors exchange rate fluctuations on a continuous basis. As an indication of the extent of the Group's sensitivity to changes in exchange rate, a 10% increase in the average EUR/USD exchange rate would have decreased the Group's profit and cash flows during the year ended December 31, 2018 by $11,625, based upon its expenses during the year (December 31, 2017: $8,740 and December 31, 2016: $8,578).

Liquidity risk

        Liquidity risk is the risk that arises when the maturity of assets and liabilities does not match. An unmatched position potentially enhances profitability, but can also increase the risk of losses. The Group minimizes liquidity risk by maintaining sufficient cash and cash equivalents and by having available adequate amounts of undrawn credit facilities.

        The following tables detail the Group's expected cash flows for its non-derivative financial liabilities. The tables have been drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Group can be required to pay. The table includes both interest and principal cash flows. Variable future interest payments were determined based on an average LIBOR plus the margins applicable to the Group's loans at the end of each year presented.

	Weighted average effective interest rate	Less than 1 month	1 - 3 months	3 - 12 months	1 - 5 years	5+ years	Total
December 31, 2017
Trade and other accounts payable		$11,392	75	59	—	—	11,526
Amounts due to related parties		35	—	—	—	—	35
Other payables and accruals*		28,087	28,995	1,410	—	—	58,492
Other non-current liabilities*		—	—	—	579	1,006	1,585
Variable interest loans	3.70%	67,331	21,152	154,902	1,887,806	400,935	2,532,126
NOK Bonds		—	6,733	22,513	206,427	255,054	490,727
Finance lease liability		1,516	2,885	13,448	71,443	235,393	324,685

Total		$108,361	59,840	192,332	2,166,255	892,388	3,419,176

December 31, 2018
Trade and other accounts payable		$11,627	58	205	—	—	11,890
Amounts due to related parties		169	—	—	—	—	169
Other payables and accruals*		31,835	52,782	2,200	—	—	86,817
Other non-current liabilities		—	—	—	637	1,059	1,696
Variable interest loans	4.68%	44,041	37,047	531,292	1,624,313	706,009	2,942,702
Bonds		—	7,526	22,513	397,366	—	427,405
Finance lease liability		1,516	2,885	13,448	71,443	217,544	306,836

Total		$89,188	100,298	569,658	2,093,759	924,612	3,777,515

*	Non-financial liabilities are excluded.

        The amounts included above for variable interest rate instruments are subject to change if changes in variable interest rates differ from those estimates of interest rates determined at the end of the reporting period.

        The following tables detail the Group's expected cash flows for its derivative financial instruments. The table has been drawn up based on the undiscounted contractual net cash inflows and outflows on derivative instruments that are settled on a net basis. When the amount payable or receivable is not fixed, the amount disclosed has been determined by reference to the projected interest rates as illustrated by the yield curves existing at the end of the reporting period. The undiscounted contractual cash flows are based on the contractual maturities of the derivatives.

	Less than 1 month	1 - 3 months	3 - 12 months	1 - 5 years	5+ years	Total
December 31, 2017
Interest rate swaps	20	249	1,343	(12,602)	—	(10,990)
Cross currency swaps	—	117	456	(4,863)	—	(4,290)
Forward foreign exchange contracts	(239)	(473)	(1,492)	—	—	(2,204)

Total	(219)	(107)	307	(17,465)	—	(17,484)

December 31, 2018
Interest rate swaps	(161)	(442)	(5,546)	(235)	(2,120)	(8,504)
Cross currency swaps	—	108	407	914	—	1,429
Forward foreign exchange contracts	250	474	715	—	—	1,439

Total	89	140	(4,424)	679	(2,120)	(5,636)

Credit risk

        Credit risk is the risk that a counterparty will fail to discharge its obligations and cause a financial loss and arises from cash and cash equivalents, short-term investments, favorable derivative financial instruments and deposits with banks and financial institutions, as well as credit exposures to customers, including trade and other receivables, dividends receivable and other amounts due from related parties. The Group is exposed to credit risk in the event of non-performance by any of its counterparties. To limit this risk, the Group currently deals primarily with financial institutions and customers with high credit ratings.

	As of December 31,
	2017	2018
Cash and cash equivalents	384,092	342,594
Short-term investments	—	25,000
Trade and other receivables	10,706	20,244
Dividends receivable and other amounts due from related parties	8,666	33,395
Derivative financial instruments	18,211	15,188

        For the year ended December 31, 2018, 74.2% of the Group's revenue was earned from Shell (December 31, 2017 and December 31, 2016, 92.6% and 94.9%, respectively) and accounts receivable were not collateralized; however, management believes that the credit risk is partially offset by the creditworthiness of the Group's counterparties. BG Group was acquired by Shell on February 15, 2016. This acquisition does not impact the contractual obligations under the existing charter party agreements. The Group did not experience significant credit losses on its accounts receivable portfolio during the three years ended December 31, 2018. The carrying amount of financial assets recorded in the consolidated financial statements represents the Group's maximum exposure to credit risk. Management monitors exposure to credit risk, and they believe that there is no substantial credit risk arising from the Group's counterparties.

        The credit risk on liquid funds and derivative financial instruments is limited because the counterparties are banks with high credit ratings assigned by international credit-rating agencies.